THIRD AMENDMENT TO credit agreement
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the ___ day of April, 2013, by and among DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Borrower”), DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Credit Agreement dated as of May 6, 2010, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2011 and that certain Second Amendment to Credit Agreement and other Loan Documents, dated as of March 21, 2012 (as amended, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.Modifications of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)By deleting §6.15 of the Credit Agreement in its entirety and replacing it with the following:
“§6.15    Certain Transactions. Except as disclosed on Schedule 6.15 hereto or as otherwise permitted pursuant to §8.13, none of the partners, officers, trustees, managers, members, directors, or employees of Borrower, the Guarantors or any of their respective Subsidiaries is, a party to any transaction with Borrower, any Guarantor or any of their respective Subsidiaries or Affiliates (other than for services as partners, managers, members, employees, officers and directors), including any agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any partner, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, which are on terms less favorable to the Borrower, any Guarantor or any of their respective Subsidiaries than those that would be obtained in a comparable arms-length transaction.”

(b)By deleting the words “a merger of a Person with a Subsidiary of the Borrower (other than a Subsidiary which is a Subsidiary Guarantor that directly or indirectly owns an Unencumbered Asset)” appearing in clause (v) of §8.4 of the Credit Agreement, and replacing such words with the following:

“a merger of a Person with (x) Borrower (so long as Borrower is the surviving entity) or (y) a Subsidiary of the Borrower (other than a Subsidiary which is a Subsidiary Guarantor or a Subsidiary that in either case directly or indirectly owns an Unencumbered Property)”
(c)By inserting the following sentence at the end of §8.7(a) of the Credit Agreement:
“In addition to the foregoing, provided that no Default or Event of Default has occurred and is continuing and no Default or Event of Default would occur as a result thereof, Borrower may pay Distributions to REIT and the other partners, members or other owners of Borrower, which Distributions, in the case of Distributions received by the REIT, shall be used solely by REIT to repurchase Equity Interests of REIT, provided that the aggregate amount of (x) such Distributions to REIT and the other partners, members or other owners of Borrower shall not exceed $80,000,000.00 in any calendar year and (y) such repurchases by REIT with the proceeds of such Distributions received by it pursuant to this sentence shall not exceed $80,000,000.00 in any calendar year. Borrower shall report the amount of such Distributions (and any related repurchases of the Equity Interests of REIT) in the next Compliance Certificate delivered hereunder following such Distributions.”
3.References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower's or any Guarantor's obligations under the Loan Documents.
5.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.
(b)Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.
(d)Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
6.No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
7.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
8.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Guarantors hereby consent to the terms of this Amendment. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
9.Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of a counterpart of this Amendment duly executed by the Borrower, Guarantors, the Required Lenders and Agent. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement.
10.Amendment as Loan Document. This Amendment shall constitute a Loan Document.
11.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
12.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership
By:    DuPont Fabros Technology, Inc., a Maryland corporation, its sole General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

REIT:
DuPont Fabros Technology, Inc.,
a Maryland corporation, as Guarantor

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:
GRIZZLY EQUITY LLC,
a Delaware limited liability company,

By:     DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

GRIZZLY VENTURES LLC,
a Delaware limited liability company,
By:     Grizzly Equity LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

LEMUR PROPERTIES LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

PORPOISE VENTURES LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

RHINO EQUITY LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TARANTULA INTERESTS LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TARANTULA VENTURES LLC,
a Delaware limited liability company,

By:     Tarantula Interests, LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

WHALE HOLDINGS LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

WHALE INTERESTS LLC,
a Delaware limited liability company,

By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

WHALE VENTURES LLC,
a Delaware limited liability company,

By:    Whale Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

YAK MANAGEMENT LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

YAK INTERESTS LLC,
a Delaware limited liability company,

By:     Yak Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

XERES MANAGEMENT LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

XERES INTERESTS LLC,
a Delaware limited liability company,

By:    Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

XERES VENTURES LLC,
a Delaware limited liability company,

By:    Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

FOX PROPERTIES LLC,
a Delaware limited liability company,

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

LENDERS:
KEYBANK NATIONAL ASSOCIATION
individually and as Agent

By:	/s/ Jason R. Weaver
Name:	Jason R. Weaver
Title:	SVP

RAYMOND JAMES BANK, N.A.

By:	/s/ Thomas G. Scott
Name:	Thomas G. Scott
Title:	Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ Dan Le Page
Name:	Dan Le Page
Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
Name:	Michael W. Edwards
Title:	Senior Vice President

JEFFERIES GROUP INC.

By:	/s/ John Stacconi
Name:	John Stacconi
Title:	Global Treasurer

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

RBS CITIZENS, N.A.

By:	/s/ Samuel A. Bluso
Name:	Samuel A. Bluso
Title:	Senior Vice President

STIFEL BANK & TRUST

By:	/s/ John D. Haffenreffer
Name:	John D. Haffenreffer
Title:	President